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                                                                    EXHIBIT 99-2

QUARTERLY OPERATING RESULTS AND COMMON STOCK PRICES (UNAUDITED)

                                                                FIRST      SECOND
                                                               QUARTER     QUARTER
                                                               -------     -------
                                                                (IN THOUSANDS OF
                                                              DOLLARS -- EXCEPT PER
                                                                 SHARE AMOUNTS)
1999
Operating revenues..........................................  $796,586    $488,784
Operating income (loss):
  Before unusual charges....................................  $153,918    $ 16,927
  Unusual charges...........................................        --     (52,000)
                                                              --------    --------
                                                              $153,918    $(35,073)
                                                              ========    ========
Operating and joint venture income (loss):
  Before unusual charges....................................  $166,376    $ 29,093
  Unusual charges...........................................        --     (52,000)
                                                              --------    --------
                                                              $166,376    $(22,907)
                                                              ========    ========
Income (loss) before cumulative effect of accounting change:
  Before unusual charges....................................  $ 88,415    $ (2,875)
  Unusual charges...........................................        --     (83,365)
                                                              --------    --------
                                                              $ 88,415    $(86,240)
                                                              ========    ========
Net income (loss):
  Before unusual charges....................................  $ 85,543    $ (2,875)
  Unusual charges...........................................        --     (83,365)
                                                              --------    --------
                                                              $ 85,543    $(86,240)
                                                              ========    ========
Basic earnings (loss) per share:
  Before unusual charges and cumulative effect of accounting
     change.................................................  $   1.11    $   (.03)
  Unusual charges...........................................        --       (1.00)
  Cumulative effect of accounting change....................      (.04)         --
                                                              --------    --------
                                                              $   1.07    $  (1.03)
                                                              ========    ========
Diluted earnings (loss) per share:
  Before unusual charges and cumulative effect of accounting
     change.................................................  $   1.06    $   (.03)
  Unusual charges...........................................        --       (1.00)
  Cumulative effect of accounting change....................      (.04)         --
                                                              --------    --------
                                                              $   1.02    $  (1.03)
                                                              ========    ========
Dividends paid per share....................................  $  .2550    $  .2550
Average daily trading volume................................   265,050     306,259
Price per share:............................................
  High......................................................  $19.5625    $22.6250
  Low.......................................................  $15.8125    $15.9375
  Close.....................................................  $16.0625    $20.7500
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